Exhibit 10.2

AMENDMENT NO. 1 TO

COMMON STOCK PURCHASE WARRANT

This AMENDMENT NO. 1 TO COMMON STOCK PURCHASE WARRANT (this “Amendment”) is entered into as of September 29, 2025, by and between MAIA Biotechnology, Inc., a Delaware corporation (the “Company”), and such holder identified on the signature page hereto (the “Holder”).

WHEREAS, the Holder is the holder of that certain Common Stock Purchase Warrant, issued on February 24, 2025, to purchase that amount of shares of common stock of the Company, par value $0.0001 per share set forth under its name on the signature page hereto (the “Warrant Shares”) at a price per Warrant Share of $1.87 (the “Original Warrant”);

WHEREAS, pursuant to Section 5(l) of the Original Warrant, the Original Warrant may be modified or amended or the provisions thereof waived with the written consent of the Company and the Holder; and

WHEREAS, the Company and the Holder desire to amend the Original Warrant as set forth in this Amendment to reduce the exercise price of the Original Warrant from $!.87 per share to $1.30 per share.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Holder hereby agree as follows:

1. Amendments. Section 2(b) is hereby amended and restated in its entirety as follows:

“b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $1.30, subject to adjustment hereunder (the “Exercise Price”).”

2. No Further Amendment. Except as amended by this Amendment, the Original Warrant remains unaltered and shall remain in full force and effect.

3. Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined in accordance with the provisions of that certain Securities Purchase Agreement dated as of March 25, 2024, as amended, between the Company and the Holder.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument. Signatures delivered by facsimile, electronic mail (including as a PDF file) or other transmission method shall be deemed to be original signatures, shall be valid and binding, and, upon delivery, shall constitute due execution of this Amendment.

(Signature page follows)

IN WITNESS WHEREOF, each of the Company and the Holder has caused this Amendment to be executed by its officer thereunto duly authorized as of the date first above indicated.

COMPANY:

MAIA BIOTECHNOLOGY, INC.

By:
Name:
Title:

HOLDER:

Name of Holder: ___________________________________

By:
Name:
Title:
Number of Warrant Shares:

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